Exhibit 10.2

AMENDMENT TO WAIVER AND SHARE SURRENDER AGREEMENT

THIS AMENDMENT TO WAIVER AND SHARE SURRENDER AGREEMENT (this “Amendment”) is made and entered into as of May 20, 2022, by and among Gores Holdings VIII, Inc., a Delaware corporation (the “Company”), Gores Sponsor VIII LLC, a Delaware limited liability company (“Sponsor” and together with the Company, the “Parties”), and amends that certain Waiver and Share Surrender Agreement, dated as of December 13, 2021, by and among the Parties (the “Surrender Agreement”). Except as otherwise set forth herein, capitalized terms used herein have the meanings set forth in the Surrender Agreement.

RECITALS

WHEREAS, the Parties entered into the Surrender Agreement on December 13, 2021; and

WHEREAS, the Parties have determined to amend certain provisions of the Surrender Agreement in furtherance of the consummation of the transactions contemplated by the Surrender Agreement.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein and in the Surrender Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The Amendments.

1.1 Amendment to Recitals. The sixth WHEREAS clause of the Recitals of the Surrender Agreement is hereby amended and restated in its entirety to read as follows:

WHEREAS, Sponsor holds 8,550,000 shares of Class F Common Stock and, in connection with the Transactions, the Company and Sponsor have agreed that Sponsor shall irrevocably surrender 1,751,925 shares of Class F Common Stock prior to the conversion of such shares of Class F Common Stock to shares of Class A Common Stock in connection with the Transactions.

1.2 Amendment to Section 2.

1.2.1 Section 2 of the Surrender Agreement is hereby amended and restated in its entirety to read as follows:

Surrender. In connection with the consummation of the Transactions, Sponsor agrees that, subject to the satisfaction or waiver of each of the conditions to Closing set forth in Article X of the Merger Agreement, immediately prior to the Effective Time and immediately prior to the conversion of the shares of Class F Common Stock to shares of Class A Common Stock, 1,751,925 shares of Class F Common Stock (the “Surrendered Shares”) shall be deemed automatically forfeited by Sponsor and cancelled without any further actions by Sponsor or any other Person, and such Surrendered Shares will recorded as cancelled by the Company (the “Surrender”).

2. Miscellaneous Provisions.

2.1 Effect of Amendment. This Amendment shall be effective as of the date first written above. For the avoidance of any doubt, all references: (a) in the Surrender Agreement to “this Agreement” and (b) to the Surrender Agreement in any other agreements, exhibits, schedules and disclosure schedules, will, in each case, be deemed to be references to the Surrender Agreement as amended by this Amendment. Except as amended hereby, the Surrender Agreement will continue in full force and effect and shall be otherwise unaffected hereby. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. This Amendment only may be amended by the Parties by execution of an instrument in writing signed on behalf of each of the Parties.

2.2 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.3 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

GORES HOLDINGS VIII, INC.

By:	/s/ Mark Stone
Name: Mark Stone
Title: Chief Executive Officer

GORES SPONSOR VIII LLC

By:	AEG Holdings LLC, its managing member

By:	/s/ Alec Gores
Name: Alec Gores
Title: Manager

[Signature Page to Waiver and Share Surrender Agreement]